JBT Investor Presentation March 2016 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements. The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on February 29, 2016 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation. Forward-Looking Statements 2

JBT at a Glance Leading Global Technology Solutions Provider to High-value Segments of the Food & Beverage Industry Ticker NYSE: JBT (Spin-off in 2008) Legacy c. 1884; 130 yrs. of operations Market Cap ~$1.5B 2015 Rev. & OI $1.1B & $89M Segments FoodTech & AeroTech 3

Market Leader with Blue Chip Customer Base SQUEEZE World’s Citrus Juices 75%+ FREEZE World’s Frozen Foods 50%+ STERILIZE World’s Canned Foods 50%+ LOAD World’s Overnight Packages 70%+ BOARD U.S. Passengers 75%+ 4

Strong Recurring Revenue Driven by Large Installed Base Stable Base with Clear Opportunity to Drive Higher Growth $405 $413 $413 $438 $455 2011 2012 2013 2014 2015 42% 45% 44% 45% Recurring Revenue as a % of Total Sales Aftermarket Parts & Services 41% Equipment Leases, Airport Services FoodTech Aftermarket Revenue Growth (2015) 9% Aftermarket Share of Customer Wallet 25% - 30% 5

Global Platform Poised for Growth



Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Sweden
Germany
Poland
Netherlands
Belgium
France
Spain
Italy
Saudi Arabia
South Africa
Russia
China
India
Philippines
Malaysia
Australia
New Zealand
FoodTech Production
AeroTech Production
Personnel Locations
Corporate HQ

Global Reach Strengthens Competitive Advantage

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Experienced Leadership Team in Place



20+ Yrs
Tom Giacomini
Chairman, President & CEO



20+ Yrs
Brian Deck
EVP & CFO



25+ Yrs
Steve Smith
EVP, President - FoodTech



25+ Yrs
Dave Burdakin
EVP, President - AeroTech



25+ Yrs
Jim Marvin
EVP, General Counsel & Secretary



25+ Yrs
Mark Montague
EVP, Human Resources

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Inco me s Diet Profile Survival Staples Variety Convenience High-tech Grain Roots Meat, Dairy Fruit &Veg. Prepared Foods Functional Foods Diet Component Developing Markets Developed Markets W. Europe Japan USA L. America China India Eastern Europe Sub-Saharan Africa Strong Growth Across Global Food Markets 8 Sources: United Nations Food & Agriculture Association, Rabobank, Euromonitor, IMF WEO. • Population growth, rising incomes & urbanization driving global food consumption • Strong positive correlation between level of income & higher-caloric content & processed foods • Improving affordability of foods in emerging markets is further accelerating adoption of nutrient-rich diets China: Projected Annualized Market Growth Rates 7% Food Retail Sales 8% Frozen Foods 7% Canned Foods 14% Specialty Drinks

FoodTech: Accelerate Investment & Growth 9 2013 2017 G ro w th Operating Margin ~10% 20% 80% EBIT 30% 70% Revenue 2017 Target FoodTech AeroTech Attractive Platform for Profitable Growth – Organic & Inorganic 70% FoodTech Revenue as % of Projected 2016 Total

The Next Level Introduced in 2014…Execution Well Underway 10 Fix profitability to drive economic returns & generate cash for growth Develop capabilities to achieve a disciplined growth capability Grow by focusing on initiatives that move the needle Grow Fix Strengthen

The Next Level Progress

Fix

- **Implemented** restructuring actions to lay growth foundation
  - ~$14M in charges in 2014, driving $10M+ in annualized savings
- **Leading** 'ONE JBT' cultural transformation

Strengthen

- **Instituted** leadership & management changes
- **Initiated** JBT Excellence Model (JEM) including value-based pricing & Lean implementation
  - $8M+ in annualized strategic pricing benefits
  - Lean initiatives implemented in all plants globally, 250+ leaders trained, 330+ kaizen events held; $4M+ in RCI benefits

Grow

- **Introduced** new products across FoodTech and AeroTech
- **Drove** 11% organic growth in 2015 *
- **Completed** six acquisitions in Protein and Liquid Foods contributing $200M+ in annual revenue

…On Track for Margin Expansion and Growth

* Full year 2015 constant-currency organic growth as disclosed in JBT's 4Q'15 earnings release issued on February 23, 2016.

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Building a Growth Culture: ONE JBT 12 ONE Purpose & Set of Values Across the Entire Organization

We Have Completed Six Acquisitions in Two Years 13 Liquid Foods Primary Portioning Weighing / Grading Mixing, Grinding, Blending Coating / Frying Cooking Freezing Slicing Forming Packaging Injecting / Marination Inspection Inspection Wolf-tec End of Line Further Secondary Primary Formcook Protein Pre-acquisition Presence Completed Acquisitions Packaging Filling CIP/ Controls & Instruments Sterilization Blending Mixing / Metering Ingredient & H2O Prep Thawing Storage Pasteurizing / Evaporation / Bulk Filling Beverage Handling Extraction/ Refining Raw Material Handling A&B Stork Food & Dairy ICS Solutions $11B+ TAM $4B+ TAM Novus Adding >$200M in Revenue & $0.30 - $0.40 EPS Accretion By 2017

2016 Company Outlook * Assumptions • FoodTech organic growth approaching 5% & acquisition growth of 16% from completed acquisitions • AeroTech organic growth of 3-4% • FoodTech margins expected to be impacted in 1H’16 by purchase accounting related to acquisitions completed in 2015 • Corporate expense ~3% of sales • Effective full-year tax rate of ~33% • Net interest expense of $10-$11M • Announced Optimization Program, with expected charges of $11-$13M, resulting in projected annualized run rate savings of >$8M by late 2017 Organic Growth 4 - 5% Completed Acquisitions 10% Top Line Growth ~15% Segment Operating Profit Margin Up 25 - 50 bps GAAP EPS $1.90 - $2.05 Adj. EPS $2.15 - $2.30 * 2016 Company Outlook as disclosed in JBT’s 4Q’15 earnings release issued on February 23, 2016. 14

Next Level Growth Focus 15 Save the Date: 2016 Investor Day on November 3, 2016

JBT Investor Presentation March 2016